SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                   FORM 8-K/A
                                 Amendment No. 1

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 27, 1998


                                 ICON CMT CORP.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Delaware                   0-23477               13-3603128
--------------------------------------------------------------------------------
    (State or Other Jurisdiction       (Commission           (IRS Employer
          of Incorporation)             File No.)         Identification No.)



1200 Harbor Boulevard, Weehawken, New Jersey                        07087
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (201) 601-2000


                                 Not Applicable
--------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

     This Amendment No. 1 to the Report on Form 8-K is being filed to provide the financial statements and financial information required by Item 7.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

         Provided herein on pages F-1 through F-11 are the financial statements of Frontier Media Group, Inc., a Pennsylvania corporation ("Frontier").

         (b)      Pro Forma Financial Information.

         Pro Forma financial information relative to Frontier is provided herein on pages F-12 through F-25.

         (c)      Exhibits.


      Exhibit
        No.                     Description
      -------                   -----------

       *2.1 Agreement and Plan of Reorganization, dated as of May 20, 1998, among the Company and each of the stockholders of Frontier Media Group, Inc.

       *4.1 Form of Registration Rights Agreement, dated as of May 27, 1998, among the Company and each of the stockholders of Frontier Media Group, Inc.

--------------
*        Previously filed.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 1998

                                            ICON CMT CORP.


                                            By:  /s/ Kenneth J. Hall
                                                 -------------------------------
                                                  Kenneth J. Hall
                                                  Senior Vice President, Chief
                                                  Financial Officer
                                                     and Treasurer

                           Frontier Media Group, Inc.

                              Financial Statements

                     Years ended December 31, 1997 and 1996





Contents


Report of Independent Auditors...........................................F-2

Audited Financial Statements

Balance Sheets...........................................................F-3
Statements of Income.....................................................F-4
Statements of Stockholders' Equity.......................................F-5
Statements of Cash Flows.................................................F-6
Notes to Financial Statements............................................F-7

                         Report of Independent Auditors

The Stockholders
Frontier Media Group, Inc.

We have audited the accompanying balance sheets of Frontier Media Group, Inc. as of December 31, 1997 and 1996, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Frontier Media Group, Inc. at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania                               /s/ Ernst & Young LLP
February 14, 1998

                           Frontier Media Group, Inc.

                                 Balance Sheets



                                                                                    December 31,
                                                                              1997               1996
                                                                        ----------------- ------------------
Assets
Current assets:
    Cash and cash equivalents                                                    $397,674           $206,726
    Accounts receivable (net of allowance of $5,000
       in 1997 and 1996)                                                          960,657            732,031
    Unbilled services                                                             138,320             81,334
    Prepaid expenses                                                               52,509                  -
                                                                        ----------------- ------------------
Total current assets                                                            1,549,160          1,020,091

Property and equipment, at cost:
    Furniture and fixtures                                                         14,163             14,163
    Equipment                                                                     419,054            324,533
    Capital leases                                                                130,011            130,011
                                                                        ----------------- ------------------
                                                                                  563,228            468,707
    Accumulated depreciation                                                      412,743            233,979
                                                                        ----------------- ------------------
                                                                                  150,485            234,728

Other assets                                                                       23,646              9,247
                                                                        ----------------- ------------------
Total assets                                                                   $1,723,291         $1,264,066
                                                                        ================= ==================

Liabilities and stockholders' equity Current liabilities:
    Accounts payable                                                             $183,462           $119,223
    Accrued expenses                                                              159,783            123,922
    Billings in excess of revenues earned                                         537,056            313,994
    Customer deposits                                                              57,470                  -
    Distributions payable                                                         201,111            104,360
    Notes payable - stockholders                                                        -            100,000
    Current maturities of obligations under capital leases                         20,911             27,330
                                                                        ----------------- ------------------
Total current liabilities                                                       1,159,793            788,829

Notes payable - stockholders                                                            -                  -
Obligations under capital leases                                                    1,957             26,016
Deferred rent                                                                           -              9,422
Deferred compensation                                                               5,152                  -

Stockholders' equity:
    Common stock, No par value:
       Authorized shares - 10,000,000
       Issued and outstanding shares - 2,800,000                                    7,000              7,000
    Additional paid-in capital                                                     28,708             28,708
    Retained earnings                                                             520,681            404,091
                                                                        ----------------- ------------------
Total stockholders' equity                                                        556,389            439,799
                                                                        ----------------- ------------------
Total liabilities and stockholders' equity                                     $1,723,291         $1,264,066
                                                                        ================= ==================


See accompanying notes.
                                       F-3

                           Frontier Media Group, Inc.

                              Statements of Income



                                                                           Year ended December 31,
                                                                              1997              1996
                                                               ----------------------- -----------------------

Net contract revenues                                                       $5,344,041              $4,596,162

Cost of sales                                                                2,918,229               2,370,646
                                                               ----------------------- -----------------------
                                                                             2,425,812               2,225,516

Costs and expenses:
    Marketing and selling                                                    1,050,443                 680,317
    General and administrative                                                 947,116                 671,794
                                                               ----------------------- -----------------------
                                                                               428,253                 873,405

Other income (expense):
    Interest income                                                             16,828                  18,588
    Interest expense                                                          (14,019)                (17,683)
                                                               ----------------------- -----------------------
Net income                                                                    $431,062                $874,310
                                                               ======================= =======================
Earnings per common share                                                         $.15                    $.31
                                                               ======================= =======================
Weighted average common shares outstanding                                   2,800,000               2,800,000
                                                               ======================= =======================


See accompanying notes.

                           Frontier Media Group, Inc.

                       Statements of Stockholders' Equity



                                                                Additional      Retained
                                                    Common        Paid-in       Earnings       Stockholders'
                                                     Stock        Capital      (Deficit)          Equity
                                                 ------------- ------------- -------------- -------------------

Balance at December 31, 1995                            $7,000       $28,708       $(6,743)             $28,965
Net income                                                                          874,310             874,310
Distributions to stockholders ($.166 per share of
   common stock)                                                                  (463,476)           (463,476)
                                                 ------------- ------------- -------------- -------------------
Balance at December 31, 1996                             7,000        28,708        404,091             439,799
Net income                                                                          431,062             431,062
Distributions to stockholders ($.112 per share of
   common stock)                                                                  (314,472)           (314,472)
                                                 ------------- ------------- -------------- -------------------
Balance at December 31, 1997                            $7,000       $28,708       $520,681            $556,389
                                                 ============= ============= ============== ===================




See accompanying notes.

                           Frontier Media Group, Inc.

                            Statements of Cash Flows



                                                                             Year ended December 31,
                                                                           1997                  1996
                                                                   --------------------- ---------------------

Operating activities
Net income                                                                  $    431,062           $   874,310
Adjustments to reconcile net income to net cash
    provided by operating activities:
       Depreciation and amortization                                             178,764               126,406
       Changes in assets and liabilities:
          Accounts receivable                                                  (228,626)             (471,521)
          Unbilled services                                                     (56,986)              (19,002)
          Prepaid expenses                                                      (52,509)                     -
          Other assets                                                          (14,399)                     -
          Accounts payable                                                        64,239              (40,765)
          Accrued expenses                                                        31,750                57,691
          Billings in excess of revenues earned                                  223,062               112,798
          Customer deposits                                                       57,470              (37,127)
          Deferred expenses                                                      (4,270)                 1,127
                                                                   --------------------- ---------------------
Net cash provided by operating activities                                        629,557               603,917

Investing activities
Purchase of property and equipment                                              (94,521)             (230,532)

Financing activities
Principal payments under capital lease obligations                              (26,367)              (32,613)
Principal payments on notes payables - stockholders                            (100,000)                     -
Distributions to stockholders                                                  (217,721)             (359,116)
                                                                   --------------------- ---------------------
Net cash used in financing activities                                          (344,088)             (391,729)
                                                                   --------------------- ---------------------

Net increase (decrease) in cash and cash equivalents                             190,948              (18,344)
Cash and cash equivalents at beginning of year                                   206,726               225,070
                                                                   --------------------- ---------------------
Cash and cash equivalents at end of year                                       $ 397,674            $  206,726

Supplemental disclosures of cash flow information
Cash paid during the year for interest                                        $   14,019           $    17,683
                                                                   ===================== =====================
Capital lease obligations incurred                                        $            -           $    48,870
                                                                   ===================== =====================

See accompanying notes.

                           Frontier Media Group, Inc.

                          Notes to Financial Statements

                                December 31, 1997

1. Business

Frontier Media Group, Inc. is an interactive marketing company that combines strategic planning, creative development, and technical implementation to help their clients establish, grow, and nurture relationships with customers, associates, and business partners worldwide. With a particular expertise in the pharmaceutical industry, Frontier holds a national leadership position in the pharmaceutical industry, working with 10 of the top 10 manufacturers. In addition, Frontier has a growing presence in the financial services industry. Frontier's deliverables include internet, intranet, extranet, e-commerce, CD-ROMs, and touchscreen kiosks programs.

2. Accounting Policies

Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.

Revenue Recognition

Revenue from professional services is principally recognized at the time the services are performed on a percentage-of-completion basis, as measured by the percentage of cost incurred to date to estimated total cost for each contract. Billings are in accordance with the terms of the applicable contracts which may not directly relate to the performance of services. The current asset unbilled services represents revenues recognized in excess of amounts billed. Billings in excess of revenues earned are reported as a current liability.

Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned.

Property and Equipment

Property and equipment is recorded at cost. Depreciation is computed using accelerated methods over the estimated useful lives of the related assets which range from three to seven years.

                           Frontier Media Group, Inc.

2. Accounting Policies (continued)

Income Taxes

The stockholders of the Company have elected to be taxed as an S Corporation for both federal and state income tax purposes. Accordingly, there has been no provision made for income taxes as the liability for such taxes, if any, is the responsibility of the individual stockholders. It is the intention of the Company to distribute sufficient amounts for the stockholders to at least pay income taxes on their share of allocable taxable income.

Earnings Per Share

In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings Per Share ("SFAS No. 128"), which replaced the calculation of primary and fully-diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effect of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully-diluted earnings per share. All earnings per share amounts for all periods have been presented to conform to SFAS No. 128 requirements.

Basic and diluted earnings per share amounts were the same in 1997 and 1996 because there were no dilutive securities outstanding.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amount of accounts receivable, accounts payable and capital leases approximate their fair values due to the relatively short maturities of these instruments.

3. Related Party Transactions

Notes payable - stockholders at December 31, 1996 consisted of notes payable of $75,000 at 10% and $25,000 at 6% due to the Company's stockholders. The notes were repaid during 1997. Interest paid on these notes was approximately $6,000 and $9,000 in 1997 and 1996, respectively.

                           Frontier Media Group, Inc.

3. Related Party Transactions (continued)

The Company intends to pay annual tax distributions to stockholders based upon their proportionate share of taxable income multiplied by the highest effective tax rate. The Company recorded distributions of $314,472 and $463,476 in 1997 and 1996, respectively.

4. Line of Credit

The Company has a $600,000 line of credit facility expiring on May 30, 1998. There were no amounts outstanding on the line at December 31, 1997. The line is limited to 75% of all qualified receivables as defined by the bank. The line is secured by substantially all assets of the Company and bears interest at the prime rate, as defined, plus .25%. The commitment fee on the line is .125% on the unused portion of the facility.

5. Commitments

The Company occupies its corporate headquarters and various office equipment under operating leases. Rental expense under these agreements amounted to $100,000 and $92,000 in 1997 and 1996, respectively.

During 1997, the Company entered into a new operating lease for its corporate headquarters to be occupied in February 1998. These lease payments start at $10,981 per month and increase 3% per year expiring in February 2004.

The Company is the lessee of $130,011 of equipment under capital leases expiring during the next three years. The equipment is recorded at the present value of minimum lease payments and amortized over its estimated productive life. Accumulated amortization for assets under capital leases is $111,894 and $78,140 for 1997 and 1996, respectively. Amortization of the assets under capital leases is included in depreciation expense.

                           Frontier Media Group, Inc.

5. Commitments (continued)

Future minimum lease payments by year under capital leases and noncancelable operating leases are as follows:



                                                                          Capital           Operating
                                                                           Leases            Leases
                                                                     -------------------------------------

1998                                                                    $     22,900      $    138,150
1999                                                                           1,998           145,083
2000                                                                               -           145,917
2001                                                                               -           143,645
2002                                                                               -           147,953
Thereafter                                                                         -           165,121
                                                                     -------------------------------------
Total minimum lease payments                                                  24,898      $    885,869
                                                                                       ===================
Less amount representing interest                                              2,030
                                                                     ------------------
Present value of net minimum lease payments                                   22,868
Less current portion of obligations under capital leases                      20,911
                                                                     ------------------
Obligations under capital leases, less current maturities               $      1,957
                                                                     ==================



6.   Significant Customers

The Company had contract revenues from 3 major customers, each representing at least 10% of revenue, totaling 35% of 1997 revenues. The Company had contract revenues from 5 major customers, each representing at least 10% of revenue, totaling 61% of 1996 revenues.

7.   Employee Savings Plan

In 1997, the Company adopted a defined contribution 401(k) employee savings plan covering all full-time eligible employees, as defined in the Plan. The Company's matching contribution may vary from year to year. For the year ended December 31, 1997, the Company matched 25% of the first 7.5% contributed by each participating employee. The employee savings plan cost recognized as expense for the year ended December 31, 1997 was approximately $9,500.

                           Frontier Media Group, Inc.

8.   Deferred Compensation Plan

Effective January 1, 1997, the Company implemented a Performance Incentive Plan ("the Plan") which provides for certain employees of the Company to participate in the Company's earnings, as defined. Participants will be granted performance units, at the discretion of the Board of Directors, which will vest 33% per year beginning in year 3. The payment of benefits to the participants will be 20% per year upon full vesting. Deferred compensation expense recognized under the Plan was $5,152 during 1997.


9.   Unaudited Event Subsequent  to Date of Independent Auditors' Report

On May 27, 1998, the Company was acquired by Icon CMT Corp. in a transaction in which the Company's stockholders exchanged all of the Company's outstanding common stock for 728,325 shares of common stock of Icon CMT Corp. The Company is now a wholly-owned subsidiary of Icon CMT Corp.

                               Icon CMT Corp. and
                           Frontier Media Group, Inc.
                    Pro Forma Condensed Financial Statements

                                    Contents

Balance Sheets.............................................................F-13

Statements of Operations...................................................F-16

Statements of Cash Flows...................................................F-20

                               ICON CMT CORP. AND
                           FRONTIER MEDIA GROUP, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                             As of December 31, 1996
                      (In thousands, except share amounts)


                                                                      Frontier                   Consolidated
                                                            Icon        Media      Adjustments       Pro
                                                          CMT Corp.   Group, Inc.   Note (1)        Forma
                                                         -----------  ---------   -------------  -------------

Assets:
   Current assets:
       Cash and cash equivalents                              $ 515       $ 207                         $ 722
       Accounts receivable, net                               7,348         732                         8,080
       Other current assets                                   1,625          81                         1,706
                                                         -----------  ----------  -------------  -------------
           Total current assets                               9,488       1,020              -         10,508

       Fixed assets, net                                      3,721         235                         3,956
       Other assets                                              83           9                            92
                                                         -----------  ----------  -------------  -------------

           Total assets                                    $ 13,292     $ 1,264              -       $ 14,556
                                                         ===========  ==========  =============  =============

Liabilities, Mandatorily Redeemable Convertible
Preferred Stock and Stockholders Equity (Deficit):

   Current liabilities:
       Accounts payable                                     $ 6,689       $ 119                       $ 6,808
       Other current liabilities                              2,505         570                         3,075
       Short term borrowings                                  2,194         100                         2,294
                                                         -----------  ----------  -------------  -------------
           Total current liabilities                         11,388         789              -         12,177

   Long term liabilities                                        155          35                           190
                                                         -----------  ----------  -------------  -------------
           Total liabilities                                 11,543         824              -         12,367
                                                         -----------  ----------  -------------  -------------

   Series A Convertible Preferred Stock                       9,881           -                         9,881

   Stockholders' equity:
       Common stock-- Icon CMT Corp.                              7           -              1              8
       Common stock-- Frontier Media Group                        -           7             (7)             -
       Additional paid-in-capital                                23          29              6             58
       Accretion of mandatorily redeemable preferred stock      (89)          -                           (89)
       Retained earnings (accumulated deficit)               (8,073)        404                        (7,669)
                                                         -----------  ----------  -------------  -------------
           Total stockholders' equity (deficit)              (8,132)        440              -         (7,692)
                                                         -----------  ----------  -------------  -------------

           Liabilities, Mandatorily Redeemable Convertible
           Preferred Stock and Stockholders Equity
           (Deficit)                                       $ 13,292     $ 1,264            $ -       $ 14,556
                                                         ===========  ==========  =============  =============


    (1) The pro forma condensed balance sheet gives effect to the acquisition by Icon CMT Corp. (the "Company") of all the outstanding capital stock of Frontier Media Group, Inc. ("Frontier") by combining the respective balance sheets of the companies at December 31, 1996 on a pooling of interests basis. As shown above, the capital accounts have been adjusted to reflect the issuance of 728,325 shares of the Company's common stock, par value $.001 per share, in exchange for 2,800,000 shares of Frontier, no par value per share, comprising all of Frontier's outstanding shares of common stock. The excess of the recorded value of Frontier shares received in exchange over the par value of the Company's shares issued has been credited to Additional paid-in-capital.

                               ICON CMT CORP. AND
                           FRONTIER MEDIA GROUP, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                             As of December 31, 1997
                      (In thousands, except share amounts)


                                                                  Frontier                   Consolidated
                                                        Icon        Media      Adjustments       Pro
                                                      CMT Corp.   Group, Inc.   Note (1)        Forma
                                                     -----------  ----------- -------------  -------------

Assets:
  Current assets:
      Cash and cash equivalents                           $ 1,011       $ 399                       $ 1,410
      Accounts receivable, net                              9,276         961                        10,237
      Other current assets                                  3,414         190                         3,604
                                                        ----------  ----------  -------------  -------------
          Total current assets                             13,701       1,550              -         15,251

      Fixed assets, net                                     6,525         150                         6,675
      Other assets                                            208          23                           231
                                                        ----------  ----------  -------------  -------------

          Total assets                                   $ 20,434     $ 1,723              -       $ 22,157
                                                        ==========  ==========  =============  =============

Liabilities, Mandatorily Redeemable Convertible
Preferred Stock and Stockholders Equity (Deficit):

  Current liabilities:
      Accounts payable                                    $ 8,941       $ 183                       $ 9,124
      Other current liabilities                             5,217         981                         6,198
                                                         ---------  ----------  -------------  -------------

          Total current liabilities                        14,158       1,164              -         15,322

  Long term liabilities                                         -           2                             2
                                                         ---------  ----------  -------------  -------------
          Total liabilities                                14,158       1,166              -         15,324
                                                         ---------  ----------  -------------  -------------

  Series B Convertible Preferred Stock                     16,628           -                        16,628
  Series A Convertible Preferred Stock                     10,601           -                        10,601

  Stockholders' equity:
      Common stock-- Icon CMT Corp.                             7           -              1              8
      Common stock-- Frontier Media Group                       -           7             (7)             -
      Additional paid-in-capital                              498          29              6            533
      Accretion of mandatorily redeemable preferred stock    (388)          -                          (388)
      Retained earnings (accumulated deficit)             (21,070)        521                       (20,549)
                                                        ----------  ----------  -------------  -------------
          Total stockholders' equity (deficit)            (20,953)        557              -        (20,396)
                                                        ---------  ----------  -------------  -------------
          Liabilities, Mandatorily Redeemable Convertible
          Preferred Stock and Stockholders Equity
          (Deficit)                                      $ 20,434     $ 1,723            $ -       $ 22,157
                                                        ==========  ==========  =============  =============



 (1) The pro forma condensed balance sheet gives effect to the acquisition by the Company of all of the outstanding capital stock of Frontier by combining the respective balance sheets of the companies at December 31, 1997 on a pooling of interests basis. As shown above, the capital accounts have been adjusted to reflect the issuance of 728,325 shares of the Company's common stock, par value $.001 per share, in exchange for 2,800,000 shares of Frontier, no par value per share, comprising all of Frontier's outstanding common stock. The excess of the recorded value of Frontier shares received in exchange over the par value of the Company's shares issued has been credited to Additional paid-in-capital.

                               ICON CMT CORP. AND

                        PRO FORMA CONDENSED BALANCE SHEET
                              As of March 31, 1998
                      (In thousands, except share amounts)
                                   (unaudited)


                                                                        Frontier                     Consolidated
                                                               Icon         Media        Adjustments         Pro
                                                              CMT Corp.    Group, Inc.    Note (1)          Forma
                                                            -----------   -----------   --------------  --------------
Assets:
   Current assets:
       Cash and cash equivalents                              $ 29,145         $ 105                         $ 29,250
       Accounts receivable, net                                  7,310         1,090                            8,400
       Other current assets                                      3,480           246                            3,726
                                                            -----------   -----------   --------------  --------------
            Total current assets                                39,935         1,441                -          41,376

   Fixed assets, net                                             8,247           339                            8,586
   Other assets                                                    303            23                              326
                                                            -----------   -----------   --------------  --------------

            Total assets                                      $ 48,485       $ 1,803                -        $ 50,288
                                                            ===========   ===========   ==============  ==============


Liabilities and Stockholders Equity:
   Current liabilities:
       Accounts payable                                        $ 7,756         $ 314                          $ 8,070
       Other current liabilities                                 4,342         1,173                            5,515
                                                            -----------   -----------   --------------  --------------
            Total current liabilities                           12,098         1,487                -          13,585

   Long term liabilities                                             -           141                -             141
                                                            -----------   -----------   --------------  --------------
            Total liabilities                                   12,098         1,628                -          13,726
                                                            -----------   -----------   --------------  --------------

   Stockholders' equity:
      Common stock-- Icon CMT Corp.                                 15             -                1              16
      Common stock-- Frontier Media Group                            -             7               (7)              -
      Additional paid-in-capital                                61,725            29                6          61,760
      Retained earnings (accumulated deficit)                  (25,353)          139                -         (25,214)
                                                            -----------   -----------   --------------  --------------
            Total stockholders' equity                          36,387           175                -          36,562
                                                            -----------   -----------   --------------  --------------

            Liabilities and Stockholders Equity               $ 48,485       $ 1,803              $ -        $ 50,288
                                                            ===========   ===========   ==============  ==============


    (1) The pro forma condensed balance sheet gives effect to the acquisition by the Company of all of the outstanding capital stock of Frontier by combining the respective balance sheets of the companies at March 31, 1998 on a pooling of interests basis. As shown above, the capital accounts have been adjusted to reflect the issuance of 728,325 shares of the Company's common stock, par value $.001 per share, in exchange for 2,800,000 shares of Frontier, no par value per share, comprising all of Frontier's outstanding common stock. The excess of the recorded value of Frontier shares received in exchange over the par value of the Company's shares issued has been credited to Additional paid-in-capital.

                               ICON CMT CORP. AND
                           FRONTIER MEDIA GROUP, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995
                    (In thousands, except per share amounts)


                                                                      Frontier                        Consolidated
                                                         Icon           Media                             Pro
                                                      CMT Corp.      Group, Inc.     Adjustments         Forma
                                                     -------------  --------------  ---------------  ---------------
                                                                     (unaudited)                      (unaudited)

Revenues, net:
   Services:
        Professional                                      $ 4,599         $ 1,991                           $ 6,590
        Communications                                        189               -                               189
                                                     ------------  --------------  ---------------  ---------------
              Total services revenues                       4,788           1,991                -            6,779
                                                     -------------  --------------  ---------------  ---------------
   Products                                                21,424               -                            21,424
                                                     -------------  --------------  ---------------  ---------------
             Total revenues, net                           26,212           1,991                -           28,203
                                                     -------------  --------------  ---------------  ---------------

Cost of revenues:
   Services                                                 2,596           1,202                             3,798
   Products                                                17,653               -                            17,653
                                                     -------------  --------------  ---------------  ---------------
             Total costs of revenues                       20,249           1,202                -           21,451

Gross Profit                                                5,963             789                -            6,752
                                                     -------------  --------------  ---------------  ---------------

Operating expenses                                          6,524             773                -            7,297
                                                     -------------  --------------  ---------------  ---------------

Income (loss) from operations                                (561)             16                -             (545)

Other income (expense), net                                   (62)            (13)                              (75)
                                                     -------------  --------------  ---------------  ---------------

Income (loss) before income taxes                            (623)              3                -             (620)
Benefit for income taxes                                     (183)              -                              (183)
                                                     -------------  --------------  ---------------  ---------------

Net income (loss)                                          $ (440)            $ 3                -           $ (437)
                                                     =============  ==============  ===============  ===============

Basic and diluted income (loss)
   per share (Note (1))                                    $ (0.07)        $ 0.01           $ 0.00           $ (0.06)
                                                     =============  ==============  ===============  ===============

Weighted average shares outstanding
   used for basic and diluted income (loss)
   per share                                                6,545           2,800           (2,072)           7,273
                                                     =============  ==============  ===============  ===============




     (1) Net income per share amounts are based on the weighted average number of common shares of the respective companies outstanding during each period. Outstanding shares of Frontier have been adjusted to reflect the number of shares of the Company received by the stockholders of Frontier as if the exchange of common stock of the Company had occurred as of the beginning of the period.

                               ICON CMT CORP. AND
                           FRONTIER MEDIA GROUP, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1996
                    (In thousands, except per share amounts)


                                                                      Frontier                        Consolidated
                                                         Icon           Media                             Pro
                                                      CMT Corp.      Group, Inc.     Adjustments         Forma
                                                     -------------  --------------  ---------------  ---------------
Revenues, net:
   Services:
        Professional                                      $ 7,099         $ 4,596                          $ 11,695
        Communications                                      1,268               -                             1,268
                                                     ------------  --------------  ---------------  ---------------
              Total services revenues                       8,367           4,596                -           12,963
                                                     -------------  --------------  ---------------  ---------------
   Products                                                29,741               -                            29,741
                                                     -------------  --------------  ---------------  ---------------
             Total revenues, net                           38,108           4,596                -           42,704
                                                     -------------  --------------  ---------------  ---------------

Cost of revenues:
   Services                                                 6,842           2,371                             9,213
   Products                                                24,607               -                            24,607
                                                     -------------  --------------  ---------------  ---------------
             Total costs of revenues                       31,449           2,371                -           33,820

Gross Profit                                                6,659           2,225                -            8,884
                                                     -------------  --------------  ---------------  ---------------

Operating expenses                                         14,939           1,352                -           16,291
                                                     -------------  --------------  ---------------  ---------------

Income (loss) from operations                              (8,280)            873                -           (7,407)

Other income (expense), net                                    32               1                                33
                                                     -------------  --------------  ---------------  ---------------

Income (loss) before income taxes                          (8,248)            874                -           (7,374)
Benefit for income taxes                                     (210)              -                              (210)
                                                     -------------  --------------  ---------------  ---------------

Net income (loss)                                        $ (8,038)          $ 874                -         $ (7,164)
                                                     =============  ==============  ===============  ===============

Basic and diluted income (loss)
   per share (Note (1))                                  $ (1.31)           $ 0.31        $ (0.06)         $ (1.06)
                                                     =============  ==============  ===============  ===============

Weighted average shares outstanding used for
   basic and diluted income (loss) per share                6,545           2,800           (2,072)           7,273
                                                     =============  ==============  ===============  ===============



     (1) Net income per share amounts are based on the weighted average number of common shares of the respective companies outstanding during each period. Outstanding shares of Frontier have been adjusted to reflect the number of shares of the Company received by the stockholders of Frontier as if the exchange of common stock of the Company had occurred as of the beginning of the period.

                           FRONTIER MEDIA GROUP, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1997
                    (In thousands, except per share amounts)

                                                                      Frontier                        Consolidated
                                                         Icon           Media                             Pro
                                                      CMT Corp.      Group, Inc.     Adjustments         Forma
                                                     -------------  --------------  ---------------  ---------------
Revenues, net:
   Services:
        Professional                                     $ 17,229         $ 5,344                          $ 22,573
        Communications                                      5,979               -                             5,979
                                                     -------------  --------------  ---------------  ---------------
              Total services revenues                      23,208           5,344                -           28,552
                                                     -------------  --------------  ---------------  ---------------
   Products                                                23,769               -                            23,769
                                                     -------------  --------------  ---------------  ---------------
             Total revenues, net                           46,977           5,344                -           52,321
                                                     -------------  --------------  ---------------  ---------------

Cost of revenues:
   Services                                                17,001           2,918                            19,919
   Products                                                19,401               -                            19,401
                                                     -------------  --------------  ---------------  ---------------
             Total costs of revenues                       36,402           2,918                -           39,320

Gross Profit                                               10,575           2,426                -           13,001
                                                     -------------  --------------  ---------------  ---------------

Operating expenses                                         23,048           1,998                -           25,046
                                                     -------------  --------------  ---------------  ---------------

Income (loss) from operations                             (12,473)            428                -          (12,045)

Other income (expense), net                                  (268)              3                              (265)
                                                     -------------  --------------  ---------------  ---------------

Income (loss) before income taxes                         (12,741)            431                -          (12,310)
Provision for income taxes                                    256               -                               256
                                                     -------------  --------------  ---------------  ---------------

Net income (loss)                                       $ (12,997)          $ 431                -        $ (12,566)
                                                     =============  ==============  ===============  ===============

Basic and diluted income (loss)
   per share (Note (1))                                   $ (2.17)         $ 0.15           $ 0.12          $ (1.90)
                                                     =============  ==============  ===============  ===============

Weighted average shares outstanding used for
   basic and diluted income (loss) per share                6,545           2,800           (2,072)           7,273
                                                     =============  ==============  ===============  ===============




   (1) Net income per share amounts are based on the weighted average number of common shares of the respective companies outstanding during each period. Outstanding shares of Frontier have been adjusted to reflect the number of shares of the Company received by the stockholders of Frontier as if the exchange of common stock of the Company had occurred as of the beginning of the period.

                               ICON CMT CORP. AND
                           FRONTIER MEDIA GROUP, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    For the three months ended March 31, 1997
                    (In thousands, except per share amounts)
                                   (unaudited)


                                                                       Frontier                        Consolidated
                                                         Icon           Media                             Pro
                                                      CMT Corp.      Group, Inc.     Adjustments         Forma
                                                     -------------  --------------  ---------------  ---------------
Revenues, net:
   Services:
        Professional                                      $ 3,284         $ 1,131                           $ 4,415
        Communications                                        938               -                               938
                                                     -------------  --------------  ---------------  ---------------
              Total services revenues                       4,222           1,131                -            5,353
                                                     -------------  --------------  ---------------  ---------------
   Products                                                 4,795               -                             4,795
                                                     -------------  --------------  ---------------  ---------------
             Total revenues, net                            9,017           1,131                -           10,148
                                                     -------------  --------------  ---------------  ---------------

Cost of revenues:
   Services                                                 3,137             623                             3,760
   Products                                                 3,813               -                             3,813
                                                     -------------  --------------  ---------------  ---------------
             Total costs of revenues                        6,950             623                -            7,573
                                                     -------------  --------------  ---------------  ---------------

Gross Profit                                                2,067             508                -            2,575
                                                     -------------  --------------  ---------------  ---------------

Operating expenses                                          4,652             491                -            5,143
                                                     -------------  --------------  ---------------  ---------------

Income (loss) from operations                              (2,585)             17                -           (2,568)

Other income (expense), net                                  (109)             (2)                             (111)
                                                     -------------  --------------  ---------------  ---------------

Income (loss) before income taxes                          (2,694)             15                -           (2,679)
Provision for income taxes                                    256               -                               256
                                                     -------------  --------------  ---------------  ---------------

Net income (loss)                                        $ (2,950)           $ 15                -         $ (2,935)
                                                     =============  ==============  ===============  ===============

Basic  and diluted income (loss)
    per share (Note (1))                                 $ (0.47)         $ 0.01          $ (0.04)         $ (0.42)
                                                     =============  ==============  ===============  ===============

Weighted average shares outstanding used for
   basic and diluted income (loss) per share               6,545           2,800           (2,072)           7,273
                                                     =============  ==============  ===============  ===============



   (1) Net income per share amounts are based on the weighted average number of common shares of the respective companies outstanding during each period. Outstanding shares of Frontier have been adjusted to reflect the number of shares of the Company received by the stockholders of Frontier as if the exchange of common stock of the Company had occurred as of the beginning of the period.

                               ICON CMT CORP. AND
                           FRONTIER MEDIA GROUP, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    For the three months ended March 31, 1998
                    (In thousands, except per share amounts)
                                   (unaudited)


                                                                     Frontier                       Consolidated
                                                       Icon           Media                             Pro
                                                    CMT Corp.      Group, Inc.     Adjustments         Forma
                                                   -------------   -------------  ---------------  ---------------

Revenues, net:
Services:
      Professional                                      $ 5,847         $ 1,683                           $ 7,530
      Communications                                      2,813               -                             2,813
                                                   -------------   -------------  ---------------  ---------------
           Total services revenues                        8,660           1,683                -           10,343
                                                   -------------   -------------  ---------------  ---------------
Products                                                  9,056               -                             9,056
                                                   -------------   -------------  ---------------  ---------------
           Total revenues, net                           17,716           1,683                -           19,399
                                                   -------------   -------------  ---------------  ---------------
Cost of revenues:
  Services                                                6,241             985                             7,226
  Products                                                7,986               -                             7,986
                                                   -------------   -------------  ---------------  ---------------
           Total costs of revenues                       14,227             985                -           15,212
                                                   -------------   -------------  ---------------  ---------------

Gross Profit                                              3,489             698                -            4,187
                                                   -------------   -------------  ---------------  ---------------

Operating Expenses                                        7,899             972                -            8,871
                                                   -------------   -------------  ---------------  ---------------

Loss from operations                                     (4,410)           (274)               -           (4,684)

Other income (expense), net                                 127               3                               130
                                                   -------------   -------------  ---------------  ---------------

Loss before taxes                                        (4,283)           (271)               -           (4,554)
Provision for income taxes                                    -               -                                 -
                                                   -------------   -------------  ---------------  ---------------

Net Loss                                               $ (4,283)         $ (271)               -         $ (4,554)
                                                   =============   =============  ===============  ===============

Basic  and diluted loss per
  share (Note (1))                                     $ (0.41)          $ (0.10)        $ 0.10          $ (0.41)
                                                   =============   =============  ===============  ===============

Weighted average shares outstanding used for
  basic and diluted loss per share                      10,974           2,800           (2,072)          11,702
                                                   =============   =============  ===============  ===============



   (1) Net income per share amounts are based on the weighted average number of common shares of the respective companies outstanding during each period. Outstanding shares of Frontier have been adjusted to reflect the number of shares of the Company received by the stockholders of Frontier as if the exchange of common stock of the Company had occurred as of the beginning of the period.

                               ICON CMT CORP. AND
                           FRONTIER MEDIA GROUP, INC.
                    PRO FORMA CONDENSED STATEMENT CASH FLOWS
                      For the year ended December 31, 1995
                                 (In thousands)


                                                                                  Frontier                        Consolidated
                                                                     Icon           Media                             Pro
                                                                   CMT Corp.     Group, Inc.     Adjustments         Forma
                                                                  ------------   ------------   ---------------  ---------------


Cash flows from operating activities:
 Net income (loss)                                                     $ (440)           $ 3                             $ (437)
 Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
      Depreciation and amortization                                       228             50                                278
      Stock option compensation                                           133              -                                133
      Deferred income taxes, net                                         (198)             -                               (198)
 Changes in assets and liabilities, net                                (1,035)           200                               (835)
                                                                  ------------   ------------   ---------------  ---------------
           Net cash provided by (used in) operating activities         (1,312)           253                 -           (1,059)
                                                                  ------------   ------------   ---------------  ---------------

Cash flows from investing activities:
 Capital expenditures                                                  (1,000)           (22)                            (1,022)
                                                                  ------------   ------------   ---------------  ---------------
           Net cash used in investing activities                       (1,000)           (22)                -           (1,022)
                                                                  ------------   ------------   ---------------  ---------------

Cash flows from financing activities:
 Proceeds from the issuance of short-term notes                         3,000              -                              3,000
 Loans to stockholders                                                   (150)             -                               (150)
 Principal payments under capital lease obligations                         -            (24)                               (24)
 Distributions to stockholders                                              -            (21)                               (21)
                                                                  ------------   ------------   ---------------  ---------------
           Net cash provided by (used in) financing activities          2,850            (45)                -            2,805
                                                                  ------------   ------------   ---------------  ---------------

Net increase in cash                                                      538            186                 -              724
Cash and cash equivalents at beginning of period                           82             39                                121
                                                                  ------------   ------------   ---------------  ---------------

Cash and cash equivalents at end of period                              $ 620          $ 225                 -            $ 845
                                                                  ============   ============   ===============  ===============





                               ICON CMT CORP. AND
                           FRONTIER MEDIA GROUP, INC.
                    PRO FORMA CONDENSED STATEMENT CASH FLOWS
                      For the year ended December 31, 1996
                                 (In thousands)



                                                                                   Frontier                       Consolidated
                                                                       Icon          Media                            Pro
                                                                     CMT Corp.    Group, Inc.     Adjustments        Forma
                                                                    ------------  ------------   --------------  ---------------
Cash flows from operating activities:
   Net income (loss)                                                   $ (8,038)        $ 874                          $ (7,164)
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
        Depreciation and amortization                                     1,054           126                             1,180
        Deferred income taxes, net                                          (62)            -                               (62)
   Changes in assets and liabilities, net                                 2,059          (396)                            1,663
                                                                    ------------  ------------   --------------  ---------------
             Net cash provided by (used in) operating activities         (4,987)          604                -           (4,383)
                                                                    ------------  ------------   --------------  ---------------

Cash flows from investing activities:
   Capital expenditures                                                  (3,701)         (231)                           (3,932)
                                                                    ------------  ------------   --------------  ---------------
             Net cash used in investing activities                       (3,701)         (231)               -           (3,932)
                                                                    ------------  ------------   --------------  ---------------

Cash flows from financing activities:
   Proceeds from the issuance of short-term notes                         2,194             -                             2,194
   Net repayments of short-term notes                                    (3,000)            -                            (3,000)
   Net proceeds from issuance of mandatorily redeemable
        convertible preferred stock                                       9,389             -                             9,389
   Principal payments under capital lease obligations                         -           (32)                              (32)
   Distributions to stockholders                                              -          (359)                             (359)
                                                                    ------------  ------------   --------------  ---------------
             Net cash provided by (used in) financing activities          8,583          (391)               -            8,192
                                                                    ------------  ------------   --------------  ---------------

Net decrease in cash                                                       (105)          (18)               -             (123)
Cash and cash equivalents at beginning of period                            620           225                               845
                                                                    ------------  ------------   --------------  ---------------

Cash and cash equivalents at end of period                                $ 515         $ 207                -            $ 722
                                                                    ============  ============   ==============  ===============




                               ICON CMT CORP. AND
                           FRONTIER MEDIA GROUP, INC.
                    PRO FORMA CONDENSED STATEMENT CASH FLOWS
                      For the year ended December 31, 1997
                                 (In thousands)


                                                                                    Frontier                       Consolidated
                                                                       Icon           Media                            Pro
                                                                     CMT Corp.     Group, Inc.    Adjustments         Forma
                                                                    ------------   ------------  --------------   ---------------

Cash flows from operating activities:
   Net income (loss)                                                  $ (12,997)         $ 431                         $ (12,566)
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
        Depreciation and amortization                                     2,191            179                             2,370
        Deferred income taxes, net                                          275              -                               275
        Non-cash interest expense                                            20              -                                20
   Changes in assets and liabilities, net                                   641             20                               661
                                                                    ------------   ------------  --------------   ---------------
             Net cash provided by (used in) operating activities         (9,870)           630               -            (9,240)
                                                                    ------------   ------------  --------------   ---------------

Cash flows from investing activities:
   Capital expenditures                                                  (4,995)           (94)                           (5,089)
   Investment in joint venture                                             (125)             -                              (125)
                                                                    ------------   ------------  --------------   ---------------
             Net cash used in investing activities                       (5,120)           (94)              -            (5,214)
                                                                    ------------   ------------  --------------   ---------------

Cash flows from financing activities:
   Proceeds from the issuance of short-term notes                         7,750              -                             7,750
   Net repayments of short-term notes                                    (7,944)          (100)                           (8,044)
   Net proceeds from issuance of mandatorily redeemable
        convertible preferred stock                                      16,504              -                            16,504
   Deferred financing costs                                                (824)             -                              (824)
   Principal payments under capital lease obligations                         -            (26)                              (26)
   Distributions to stockholders                                              -           (218)                             (218)
                                                                    ------------   ------------  --------------   ---------------
             Net cash provided by (used in) financing activities         15,486           (344)              -            15,142
                                                                    ------------   ------------  --------------   ---------------

Net increase in cash                                                        496            192               -               688
Cash and cash equivalents at beginning of period                            515            207                               722
                                                                    ------------   ------------  --------------   ---------------

Cash and cash equivalents at end of period                              $ 1,011          $ 399               -           $ 1,410
                                                                    ============   ============  ==============   ===============




                           FRONTIER MEDIA GROUP, INC.
                    PRO FORMA CONDENSED STATEMENT CASH FLOWS
                    For the three months ended March 31, 1997
                                 (In thousands)


                                                                                   Frontier                        Consolidated
                                                                       Icon          Media                             Pro
                                                                     CMT Corp.    Group, Inc.     Adjustments         Forma
                                                                    ------------  ------------   --------------   ---------------
Cash flows from operating activities:
   Net income (loss)                                                   $ (2,950)         $ 15                           $ (2,935)
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
        Depreciation and amortization                                       401            39                                440
        Deferred income taxes, net                                          275             -                                275
   Changes in assets and liabilities, net                                  (306)            5                               (301)
                                                                    ------------  ------------   --------------   ---------------
             Net cash provided by (used in) operating activities         (2,580)           59                -            (2,521)
                                                                    ------------  ------------   --------------   ---------------

Cash flows from investing activities:
   Capital expenditures                                                    (503)          (39)                              (542)
                                                                    ------------  ------------   --------------   ---------------
             Net cash used in investing activities                         (503)          (39)               -              (542)
                                                                    ------------  ------------   --------------   ---------------

Cash flows from financing activities:
   Proceeds from the issuance of short-term notes                        12,035           101                             12,136
   Net repayments of short-term notes                                    (9,043)            -                             (9,043)
   Principal payments under capital lease obligations                         -            (8)                                (8)
   Distributions to stockholders                                              -           (10)                               (10)
                                                                    ------------  ------------   --------------   ---------------
             Net cash provided by financing activities                    2,992            83                -             3,075
                                                                    ------------  ------------   --------------   ---------------

Net increase (decrease) in cash                                             (91)          103                -                12
Cash and cash equivalents at beginning of period                            515           207                                722
                                                                    ------------  ------------   --------------   ---------------

Cash and cash equivalents at end of period                                $ 424         $ 310                -             $ 734
                                                                    ============  ============   ==============   ===============




                               ICON CMT CORP. AND
                           FRONTIER MEDIA GROUP, INC.
                    PRO FORMA CONDENSED STATEMENT CASH FLOWS
                    For the three months ended March 31, 1998
                                 (In thousands)


                                                                                 Frontier                       Consolidated
                                                                     Icon          Media                            Pro
                                                                   CMT Corp.    Group, Inc.     Adjustments        Forma
                                                                  ------------  ------------   --------------  ---------------


Cash flows from operating activities:
 Net loss                                                            $ (4,283)       $ (271)                         $ (4,554)
AAdjustments to reconcile net loss to net cash
  used in operating activities:
      Depreciation and amortization                                       843            29                               872
 Changes in assets and liabilities, net                                   745           326                             1,071
                                                                  ------------  ------------   --------------  ---------------
           Net cash used in operating activities                       (2,695)           84                -           (2,611)
                                                                  ------------  ------------   --------------  ---------------

Cash flows from investing activities
 Capital expenditures                                                  (2,565)          (59)                           (2,624)
                                                                  ------------  ------------   --------------  ---------------
           Net cash used in investing activities                       (2,565)          (59)               -           (2,624)
                                                                  ------------  ------------   --------------  ---------------

Cash flows from financing activities:
 Proceeds from the issuance of short-term notes                         1,772             -                             1,772
 Net repayments of short-term notes                                    (2,772)            -                            (2,772)
 Net proceeds from issuance of common stock                            34,394             -                            34,394
 Distributions to stockholders                                              -          (312)                             (312)
 Principal payments under capital lease obligations                         -            (7)                               (7)
                                                                  ------------  ------------   --------------  ---------------
           Net cash provided by (used in) financing activities         33,394          (319)               -          (33,075)
                                                                  ------------  ------------   --------------  ---------------

Net increase (decrease) in cash                                        28,134          (294)               -           27,840
Cash and cash equivalents at beginning of period                        1,011           399                             1,410
                                                                  ------------  ------------   --------------  ---------------

Cash and cash equivalents at end of period                           $ 29,145         $ 105                -         $ 29,250
                                                                  ============  ============   ==============  ===============

